                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

________________________________________________________________________________



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):    September 1, 1999



                                 AMEDISYS, INC.
                                 --------------
              (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                        (State or Other Jurisdiction of
                         Incorporation or Organization)

                0-24260                                 11-3131700
                -------                                 ----------
        (Commission File Number)            (I.R.S. Employer Identification No.)


        3029 S. Sherwood Forest Blvd., Ste. 300  Baton Rouge, LA  70816
        ---------------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          Inapplicable

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Effective September 1, 1999, Amedisys, Inc. (the "Company") by an Asset Purchase Agreement, sold certain assets, subject to the assumption of certain liabilities, of its wholly-owned subsidiary, Amedisys Surgery Centers, L.C. ("ASC"), to United Surgical Partners International, Inc. ("USP"). The assets and liabilities sold related to two free-standing outpatient surgery centers operated by ASC, Amedisys Surgery Center of Pasadena and Amedisys Surgery Center of South Houston (the "Surgery Centers"). The assets of the Surgery Centers will be acquired by two Texas Limited Partnerships organized by USP and its wholly-owned subsidiaries. The Company and its affiliates had no material relationship with USP prior to this transaction. In consideration for the assets of the Surgery Centers, ASC received $11,000,000, calculated using a multiple of earnings before interest, taxes, depreciation, and amortization (EBITDA). At closing, $10,562,000 was payable immediately to ASC with a three-month $300,000 note receivable due to ASC payable in monthly installments of $100,000 plus interest at an effective interest rate of 10%. In addition to cash considerations, USP agreed to pay off certain creditors of ASC for debts related to the Surgery Centers of $1,101,083. Subject to certain exceptions, the assets sold consisted primarily of $60,000 cash; all accounts and notes receivable; inventory; prepaid items; land; equipment, surgical instruments, furniture, fixtures, and leasehold improvements; office supplies; records and files; transferable governmental licenses, permits, and authorizations; trade names, goodwill, computer software, and operating rights; and rights in, to and under specified licenses, contracts, leases, and agreements. The liabilities being assumed by USP include, subject to certain exclusions, the current liabilities of ASC and the obligations and liabilities under certain leases and contracts arising on or after September 1, 1999.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Inapplicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Inapplicable

ITEM 5.   OTHER EVENTS

          Inapplicable

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Inapplicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements of Business Acquired.

              Inapplicable.

          (b) Pro Forma Financial Information.

              The pro forma financial information of the Company required pursuant to Article 11 of Regulation S-X is attached thereto as Annex A.

          (c) Exhibit
                No.                                                         Page
              -------                                                       ----

              2.1 (i)    Asset Purchase Agreement among Amedisys, Inc.,
                         Amedisys Surgery Centers, L.C. and United Surgical
                         Partners International, Inc.......................  A-1

              2.2 (i)    Promissory Note...................................  A-2

                         (i) Filed herewith.

ITEM 8.    CHANGE IN FISCAL YEAR

           Inapplicable

ITEM 9.    SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

           Inapplicable








                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMEDISYS, INC.

                                          /s/ LARRY R. GRAHAM
                                      By:______________________________________
                                      Larry R. Graham
                                      Chief Operating Officer

DATE: September 15, 1999

                                                                         ANNEX A

                        AMEDISYS, INC. AND SUBSIDIARIES

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF JUNE 30, 1999

                     (In 000's, except per share amounts)


                                                                          Historical         Effect of sale(1)        Pro Forma
                                                                        ---------------      ---------------       ----------------
ASSETS

Current Assets:
  Cash                                                                  $           60       $       10,081        $        10,141
  Accounts Receivable, Net of Allowance for Doubtful Accounts                   20,989                 (683)                20,306
  Prepaid Expenses                                                                 778                   (2)                   776
  Inventory                                                                      1,442                 (200)                 1,242
  Other Current Assets                                                             480                  300                    780
                                                                        ---------------      ---------------       ----------------
      Total Current Assets                                                      23,749                9,497                 33,246

Property, Plant and Equipment, Net                                               7,497               (1,408)                 6,089

Other Assets, Net                                                               25,165                  (13)                25,152
                                                                        ---------------      ---------------       ----------------

      Total Assets                                                      $       56,411       $         8,077       $        64,488
                                                                        ===============      ===============       ================


LIABILITIES

Current Liabilities:
  Notes Payable                                                         $       34,862       $         (421)    $           34,441
  Current Portion of Long-Term Debt                                              3,141                    0                  3,141
  Deferred Revenue                                                               2,119                    0                  2,119
  Accounts Payable                                                               8,088                 (311)                 7,777
  Accrued Expenses:
    Payroll and Payroll Taxes                                                    4,118                  (65)                 4,053
    Insurance                                                                        0                    0                      0
    Other                                                                        6,104                 (156)                 5,948
                                                                        ---------------      ---------------       ----------------
        Total Current Liabilities                                               58,432                 (954)                57,478

Long-Term Debt                                                                   5,477               (1,109)                 4,368
Deferred Revenue                                                                 7,062                    0                  7,062
Other Long-Term Liabilities                                                        825                    0                    825
                                                                        ---------------      ---------------       ----------------
        Total Liabilities                                                       71,796               (2,063)                69,733
                                                                        ---------------      ---------------       ----------------

Minority Interest                                                                  107                    0                    107
                                                                        ---------------      ---------------       ----------------

STOCKHOLDERS' EQUITY

  Common Stock                                                                       3                    0                      3
  Preferred Stock                                                                    1                    0                      1
  Additional paid-in capital                                                    12,152                    0                 12,152
  Treasury Stock                                                                   (25)                   0                    (25)
  Stock Subscriptions Receivable                                                     0                    0                      0
  Retained Earnings (deficit)                                                  (27,623)              10,140                (17,483)
                                                                        ---------------      ---------------       ----------------
      Total Stockholders' Equity                                               (15,492)              10,140                 (5,352)
                                                                        ---------------      ---------------       ----------------
        Total Liabilities and Stockholders' Equity                      $       56,411       $        8,077        $        64,488
                                                                        ===============      ===============       ================

                        AMEDISYS, INC. AND SUBSIDIARIES

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED JUNE 30, 1999

                     (In 000's, except per share amounts)


                                                                Historical         Effect of sale(2)       Pro Forma
                                                               --------------      ---------------      ----------------
Income:
     Service Revenue                                           $      57,762       $       (2,686)      $        55,076
     Cost of Service Revenue                                          27,392                 (771)               26,621
                                                               --------------      ---------------      ----------------
       Gross Margin                                                   30,370               (1,915)               28,455
                                                               --------------      ---------------      ----------------

General and Administrative Expenses:
     Salaries and benefits                                            17,674                 (301)               17,373
     Other                                                            15,682                 (457)               15,225
                                                               --------------      ---------------      ----------------
       Total General and Administrative Expenses                      33,356                 (758)               32,598
                                                               --------------      ---------------      ----------------
       Operating Income (loss)                                        (2,986)              (1,157)               (4,143)
                                                               --------------      ---------------      ----------------
Other Income and Expense:
     Interest income                                                      38                    3                    41
     Interest expense                                                 (1,147)                  47                (1,100)
     Miscellaneous                                                       146                   (1)                  145
                                                               --------------      ---------------      ----------------
       Total Other Income and Expense                                   (963)                  49                  (914)
                                                               --------------      ---------------      ----------------

Income (loss) before income taxes, minority interest, and
    cumulative effect of change in accounting principle               (3,949)              (1,107)               (5,056)

Provision (benefit) for Estimated Income Taxes                             0                    0                     0
                                                               --------------      ---------------      ----------------
Income (loss) before Minority Interest                                (3,949)              (1,107)               (5,056)

Minority Interest in Consolidated Subsidiary                              (4)                   0                    (4)
                                                               --------------      ---------------      ----------------

     Net Income (loss)                                         $      (3,953)      $       (1,107)      $        (5,060)
                                                               ==============      ===============      ================

Weighted Average Common Shares Outstanding                             3,075                  N/A                 3,075

Basic Income (loss) per Common Share                           $       (1.29)      $        (0.36)      $         (1.65)

                        AMEDISYS, INC. AND SUBSIDIARIES

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                     (In 000's, except per share amounts)



                                                           Historical               Effect of sale (3)          Pro Forma
                                                           ----------               ---------------           ---------
Income:
        Service Revenue                                    $   38,086                 $      (4,299)          $  33,787
        Cost of Service Revenue                                22,923                        (1,470)             21,453
                                                           ----------                 -------------           ---------
                Gross Margin                                   15,163                        (2,829)             12,334
                                                           ----------                 -------------           ---------
General and Administrative Expenses:
        Salaries and benefits                                  18,522                          (533)             17,989
        Other                                                  25,919                          (837)             25,082
                                                           ----------                 -------------           ---------
          Total General and Administrative Expenses            44,441                        (1,370)             43,071
                                                           ----------                 -------------           ---------
          Operating Income (loss)                             (29,278)                       (1,459)            (30,737)
                                                           ----------                 -------------           ---------
Other Income and Expense:
        Interest income                                            46                             0                  46
        Interest expense                                       (1,155)                          157                (998)
        Miscellaneous                                            (181)                            0                (181)
                                                           ----------                 -------------           ---------
          Total Other Income and Expense                       (1,290)                          157              (1,133)
                                                           ----------                 -------------           ---------

Income (loss) before income taxes, minority interest, and
cumulative effect of change in accounting principle           (30,568)                       (1,302)            (31,870)

Provision (benefit) for Estimated Income Taxes                 (1,374)                         (443)             (1,817)
                                                           ----------                 -------------           ---------
Income (loss) before Minority Interest                        (29,194)                         (860)            (30,054)

Minority Interest in Consolidated Subsidiary                        9                             0                   9
                                                           ----------                 -------------           ---------

          Net Income (loss) before discontinued operations    (29,185)                         (860)            (30,045)

Discontinued Operations
            Income from Discontinued Operations                 1,137                             0               1,137
            Gain on disposition, net of income tax              3,177                             0               3,177
                                                           ----------                 -------------           ---------
          Net Income (loss)                                $  (24,871)                $        (860)          $ (25,731)
                                                           ==========                 =============           =========


Weighted Average Common Shares Outstanding                      3,061                           N/A               3,061

Basic Income (loss) per Common Share                       $    (9.53)                $       (0.28)          $   (9.81)

                        AMEDISYS, INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


A.   Basis of Presentation

          Effective September 1, 1999, Amedisys, Inc. (the "Company"), by an Asset Purchase Agreement, sold certain assets, subject to the assumption of certain liabilities, of its wholly-owned subsidiary, Amedisys Surgery Centers, L.C. ("ASC"), to United Surgical Partners International, Inc. ("USP"). The assets and liabilities sold related to two free-standing outpatient surgery centers operated by ASC, Amedisys Surgery Center of Pasadena and Amedisys Surgery Center of South Houston (the "Surgery Centers"). The assets of the Surgery Centers will be acquired by two Texas Limited Partnerships organized by USP and its wholly-owned subsidiaries.

     The accompanying pro forma condensed consolidated balance sheet has been prepared by applying certain pro forma adjustments to historical financial information, assuming the sale occurred on January 1, 1999. The pro forma condensed consolidated statements of operations for the year ended December 31, 1998 and the six-month period ended June 30, 1999 have been prepared based upon certain pro forma adjustments to historical financial information, assuming the sale occurred on January 1, 1998 and January 1, 1999, respectively.

     The pro forma data is not necessarily indicative of the operating results or financial position that would have occurred had the transaction described above been consummated at the dates indicated, nor necessarily indicative of future operating results or financial position.

     Basic net income (loss) per share of common stock is calculated by dividing net income (loss) applicable to common stock by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share is not presented because stock options and convertible securities outstanding during the periods presented were not dilutive.

B.   Effect of Sale

     (1) Reflects the Surgery Centers' financial position as of June 30, 1999 in the balance sheet in addition to the following adjustments:
               a. Increase to Cash of $10,562,000 to reflect the portion of the purchase price payable upon closing.
               b. Increase to Other Current Assets to reflect the $300,000 note receivable due to ASC from USP.
               c. Decrease to both Cash and Notes Payable of $421,000 to reflect the pay-down on the line of credit which is secured by accounts receivable.
               d. Decrease to cash of $60,000 to reflect the cash sold to USP.

     (2) Reflects the Surgery Centers' operating results and direct overhead operating costs for the six month period ending June 30, 1999 in the statement of operations.

     (3) Reflects the Surgery Centers' operating results and direct overhead operating costs for the fiscal year ended December 31, 1998 in the statement of operations.